Exhibit 10.18

Execution Version

SECOND LIEN AMENDMENT NO. 5, dated as of May 19, 2017 (this “Second Lien Amendment No. 5”) to the Second Lien Credit Agreement (as defined below), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” and/or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian

Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), OWL ROCK CAPITAL CORPORATION and OWL ROCK CAPITAL CORPORATION II, as the Incremental Lenders hereunder (in such capacity, the “2017-1 Incremental Lenders”) and BANK OF AMERICA, N.A., in its capacity as Administrative Agent and, for purposes of Sections 4, 8, 9, 10, 11, 12 and 13 hereof only, each of the other Loan Parties party as of the date hereof.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (Second Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “Second Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders (as defined in the Second Lien Credit Agreement) have extended credit to the Borrowers.

B. Pursuant to Section 2.12(a) of the Second Lien Credit Agreement, the Borrower Representative hereby notifies the Administrative Agent that it is requesting that the 2017-1 Incremental Lenders provide a new Class of Incremental Commitments in an aggregate principal amount equal to $200,000,000 (such Incremental Commitments in such aggregate principal amount, the “2017-1 Incremental Commitments”) to the U.S. Borrower on the terms set forth in this Second Lien Amendment No. 5. By its signature hereof, each 2017-1 Incremental Lender hereby provides an aggregate principal amount of 2017-1 Incremental Commitments equal to the amount specified opposite such 2017-1 Incremental Lender’s name on Schedule A hereto.

C. Whereas Section 2.12(f) of the Second Lien Credit Agreement permits an Incremental Amendment to, without the consent of any other Loan Party, Agent or Lender, effect such other amendments to the Second Lien Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower Representative, to effect the provisions of Section 2.12.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Second Lien Amendment No. 5 shall have the same meanings specified in the Second Lien Credit Agreement. The provisions of Section 1.02 of the Second Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Incremental Loans and Amendments.

(a) This Second Lien Amendment No. 5 constitutes an “Incremental Amendment” pursuant to Section 2.12 of the Second Lien Credit Agreement and a “Loan Document”.

(b) Subject to the terms and conditions set forth herein, each 2017-1 Incremental Lender agrees to make Incremental Loans to the U.S. Borrower on the Second Lien Amendment No. 5 Effective Date (as defined below) in an aggregate principal amount equal to the aggregate principal amount of such 2017-1 Incremental Lender’s 2017-1 Incremental Commitments (such Incremental Loans, the “2017-1 Incremental Loans”), subject to the conditions set forth in Section 5 hereof. The 2017-1 Incremental Commitment of each 2017-1 Incremental Lender on the Second Lien Amendment No. 5 Effective Date shall be automatically and permanently reduced to $0 upon the making of such Lender’s 2017-1 Incremental Loans pursuant to this Second Lien Amendment No. 5. From and after the making thereof, except as otherwise expressly set forth in this Second Lien Incremental Amendment No. 5 (including as set forth in the last sentence of this Section 2(b)): the 2017-1 Incremental Loans shall have terms and provisions (including without limitation, as to interest, maturity, premiums and repayments), guarantees and collateral identical to the 2015-2 Incremental Loans outstanding under the Second Lien Credit Agreement as in effect immediately prior to the Second Lien Amendment No. 5 Effective Date and each reference to the 2015-2 Incremental Loans and the 2015-2 Incremental Lenders in the Second Lien Credit Agreement and each other Loan Document shall be deemed to include the 2017-1 Incremental Loans and the 2017-1 Incremental Lenders, in each case, except as otherwise expressly set forth in this Second Lien Incremental Amendment No. 5. The 2017-1 Incremental Loans shall constitute a new Class of Loans and shall constitute a separate Facility for purposes of Section 10.01(g) of the Second Lien Credit Agreement, and the 2017-1 Incremental Lenders shall constitute a new Class of Lenders.

(c) The following definitions are hereby added to Section 1.01 of the Second Lien Credit Agreement effective as of the Second Lien Amendment No. 5 Effective Date:

“2017-1 Incremental Loans” has the meaning assigned in Second Lien Amendment No. 5.

“Second Lien Amendment No. 5” means Amendment No. 5 to this Agreement dated May 19, 2017.

“Second Lien Amendment No. 5 Effective Date” has the meaning assigned in Second Lien Amendment No. 5.

(d) The following definitions are hereby amended and restated in Section 1.01 of the Second Lien Credit Agreement effective as of the Second Lien Amendment No. 5 Effective Date as follows:

“Applicable Rate” means a percentage per annum equal to: (x) with respect to the Initial Loans, (A) 8.25% for Eurodollar Rate Loans and (B) 7.25% for Base Rate Loans and (y) with respect to the 2015-2 Incremental Loans and the 2017-1 Incremental Loans, (A) 7.75% for Eurodollar Rate Loans and (B) 6.75% for Base Rate Loans.”

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“Qualified Lender” means, a Lender providing an accurate representation in its Assignment and Assumption (or, for (i) Lenders that were Lenders prior to the Second Lien Amendment No. 5 Effective Date, a Lender that has delivered valid withholding forms and documentation prior to the Second Lien Amendment No. 5 Effective Date establishing, or (ii) the 2017-1 Incremental Lenders, an accurate representation or valid withholding forms and documentation establishing) that such Lender would be entitled to a full exemption from U.S. federal withholding tax with respect to payments of interest under this Agreement (if such interest were treated as from sources within the United States under Section 861 of the Code) as of (A) the Closing Date (or as of the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the Initial Loans (other than 2015-3 Incremental Loans), (B) the Second Lien Amendment No. 2 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2015-2 Incremental Loans, (C) the Second Lien Amendment No. 3 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2015-3 Incremental Loans, or (D) the Second Lien Amendment No. 5 Effective Date (or the date of assignment pursuant to Section 10.07(b) in the case of a Lender that is not a Lender immediately prior to the date of such assignment) with respect to the 2017-1 Incremental Loans.”

(e) Section 2.12(e)(ii) of the Second Lien Credit Agreement is hereby amended and restated effective as of the Second Lien Amendment No. 5 Effective Date as follows:

“(ii) the All-In Yield applicable to the Incremental Loans of each Class shall be determined by the Borrower Representative and the applicable Incremental Lenders and shall be set forth in each applicable Incremental Amendment; provided, however, that the All-In Yield applicable to such Incremental Loans shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Initial Loans plus 50 basis points per annum unless the Applicable Rate (together with, as provided in the proviso below, the Eurodollar or Base Rate floor) with respect to the Initial Loans is increased so as to cause the then applicable All-In Yield under this Agreement on the Initial Loans to equal the All-In Yield then applicable to the Incremental Loans minus 50 basis points; provided that any increase in All-In Yield on the Initial Loans due to the application of a Eurodollar Rate or Base Rate floor on any Incremental Loan shall be effected solely through an increase in (or implementation of, as applicable) the Eurodollar Rate or Base Rate floor applicable to such Loans; provided further, however, that the All-In Yield applicable to such Incremental Loans shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the 2015-2 Incremental Loans or the 2017-1 Incremental Loans in each case plus 50 basis points per annum unless the Applicable Rate (together with, as provided in the proviso below, the Eurodollar or Base Rate floor) with respect to the 2015-2 Incremental Loans and the 2017-1 Incremental Loans is increased so as to cause the then applicable All-In Yield under this Agreement on the 2015-2 Incremental

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Loans and the 2017-1 Incremental Loans in each case to equal the All-In Yield then applicable to the Incremental Loans minus 50 basis points; provided that any increase in All-In Yield on the 2015-2 Incremental Loans or the 2017-1 Incremental Loans due to the application of a Eurodollar Rate or Base Rate floor on any Incremental Loan shall be effected solely through an increase in (or implementation of, as applicable) the Eurodollar Rate or Base Rate floor applicable to such Loans. It is agreed and understood for purposes of this Section 2.12(e)(ii) that the All-In Yield of the 2017-1 Incremental Loans shall be deemed to equal the All-In Yield of the 2015-2 Incremental Loans.”

(f) In the event all or any portion of the 2017-1 Incremental Loans are prepaid pursuant to Section 2.03(a) or Section 2.03(b)(iii) of the Second Lien Credit Agreement or in connection with the 2017-1 Incremental Lender with respect to such 2017-1 Incremental Loans being deemed a Non-Consenting Lender, any such prepayment shall be accompanied by a premium equal to (x) if such prepayment is made prior to the first anniversary of the Second Lien Amendment No. 5 Effective Date, 2.00% of the principal amount of the 2017-1 Incremental Loans so prepaid, (y) if such prepayment is made on or after the first anniversary of the Second Lien Amendment No. 5 Effective Date but prior to the second anniversary of the Second Lien Amendment No. 5 Effective Date, 1.00% of the principal amount of the 2017-1 Incremental Loans so prepaid and (z) if such prepayment is made on or after the second anniversary of the Second Lien Amendment No. 5 Effective Date, 0% of the principal amount of the 2017-1 Incremental Loans so prepaid.

(g) Section 6.14 of the Second Lien Credit Agreement is hereby amended, effective as of the Second Lien Amendment No. 5 Effective Date, by (i) deleting the text “and” immediately prior to clause (b) thereof and replacing it with the text “,” and (ii) adding the following as a new clause immediately prior to the period at the end thereof: “, and (c) the 2017- 1 Incremental Loans, will be used for general corporate purposes not prohibited under the Loan Documents”.

(h) Holdings and the Borrowers represent and warrant to the Administrative Agent and the 2017-1 Incremental Lenders that on the Amendment No. 5 Effective Date, after giving effect to the Borrowing of 2017-1 Incremental Loans, Holdings and its Subsidiaries, on a consolidated basis, are Solvent.

(i) Notwithstanding anything to the contrary herein or in the Second Lien Credit Agreement, each 2017-1 Incremental Lender as of the Second Lien Amendment No. 5 Effective Date may, at any time without the consent of or notice to the Administrative Agent or any Borrower, elevate any participation to a Participant who is a limited partner or shareholder (or an affiliate thereof) of such 2017-1 Incremental Lender or its co-investors (each such Participant, an “Elevated Participant”) to an assignment to such Elevated Participant, if such 2017-1 Incremental Lender, upon the advice of counsel (including without limitation, the advice of internal counsel), determines such assignment is necessary to comply with or avoid the consequences of a determination by any regulatory authority, including the SEC or court of law, in each case to the extent such Elevated Participant has been identified in writing to the Sponsor prior to the Second Lien Amendment No. 5 Effective Date.

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SECTION 3. [Reserved].

SECTION 4. Acknowledgments and Reaffirmation. Each Loan Party hereunder hereby expressly acknowledges and agrees to the terms of this Second Lien Amendment No. 5 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in this Second Lien Amendment No. 5 and each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Second Lien Amendment No. 5 and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, the 2017-1 Incremental Loans and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to 2017-1 Incremental Loans)) pursuant to the Loan Documents; provided that no Loan Party makes any representation or warranty on the Second Lien Amendment No. 5 Effective Date as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent such pledge or perfection is required pursuant to Schedule C on the Second Lien Amendment No. 5 Effective Date until so required pursuant to Schedule C.

SECTION 5. Conditions to Effectiveness. This Second Lien Amendment No. 5 shall become effective (the “Second Lien Amendment No. 5 Effective Date”) on the date when:

(a) the Administrative Agent (or its counsel) shall have received the following on or before the Second Lien Amendment No. 5 Effective Date, each properly executed and delivered:

(i) (A) from each Loan Party organized in the United States, United Kingdom, Australia, Grand Duchy of Luxembourg (“Luxembourg”), Ireland, the British Virgin Islands and the Cayman Islands, in each case, executed counterparts of this Second Lien Amendment No. 5 and (B) from the 2017-1 Incremental Lenders and the Administrative Agent (in its capacity as such), executed counterparts of this Second Lien Amendment No. 5;

(ii) each Collateral Document set forth on Schedule B hereto, duly executed by each applicable Loan Party;

(iii) a duly executed Committed Loan Notice with respect to the 2017-1 Incremental Loans being borrowed on the Second Lien Amendment No. 5 Effective Date substantially in the form of Exhibit A-1 to the Second Lien Credit Agreement;

(iv) certificates of good standing (to the extent such concept exists) from the secretary of state of the state of organization of each Loan Party (or any immediate predecessor thereof) (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, certificates of Responsible Officers of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Lien Amendment No. 5 and the other Loan Documents to which such Loan Party is to become a party on the Second Lien Amendment No. 5 Effective Date (and in the case of each Australian Loan Party, resolving that (A) it is in its best interests to execute this Second Lien Amendment No. 5 and, to the extent applicable, the other Loan Documents to which

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it will be a party on the Second Lien Amendment No. 5 Effective Date, (B) its execution of any such document and the performance of its obligations under them does not and will not cause it to contravene Chapter 2E or Part 2J of the Australian Corporations Act and (C) guaranteeing or securing, as appropriate, any part of the Commitment would not cause any guarantee, security or similar limit binding on that Australian Loan Party to be exceeded);

(v) a customary legal opinion from (A) Cleary, Gottlieb, Steen & Hamilton LLP, New York counsel to the Loan Parties, (B) Young Conway Stargatt & Taylor, LLP, Delaware counsel to certain of the Loan Parties, (C) King & Wood Mallesons, Australian counsel to the Lenders, (D) Allen & Overy LLP, England and Wales counsel to the Lenders and (E) Allen & Gledhill LLP, Singapore counsel to the Lenders;

(vi) a solvency certificate from a Financial Officer of Holdings (after giving effect to the 2017-1 Incremental Loans) substantially in the form of Exhibit B hereto; and

(vii) an officer’s certificate dated the Second Lien Amendment No. 5 Effective Date from a Responsible Officer of the Borrower Representative substantially in the form of Exhibit A hereto.

(b) the Administrative Agent shall have received, at least three (3) Business Days prior to the Second Lien Amendment No. 5 Effective Date, all documentation and other information about Holdings and the Borrowers required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT that has been requested in writing at least ten (10) Business Days prior to the Second Lien Amendment No. 5 Effective Date;

(c) the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the Second Lien Amendment No. 5 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d) no Default shall exist, or would result from the incurrence of the 2017-1 Incremental Loans or from the application of the proceeds therefrom;

(e) to the extent invoiced at least two (2) Business Days prior to the Second Lien Amendment No. 5 Effective Date (except as otherwise reasonably agreed by the Borrower Representative), all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent due under Section 10.04 of the Second Lien Credit Agreement shall have been paid; and

(f) if the Second Lien Amendment No. 5 Effective Date occurs, all fees and, to the extent invoiced at least two (2) Business Days prior to the Second Lien Amendment No. 5 Effective Date (except as otherwise reasonably agreed by the Borrower Representative), all

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Attorney Costs of one counsel to the 2017-1 Incremental Lenders incurred in connection with the preparation, negotiation, execution and delivery of this Second Lien Amendment No. 5 shall have been paid.

SECTION 6. Written Request. By its execution of this Second Lien Amendment No. 5, the Borrower Representative hereby delivers and the Administrative Agent hereby acknowledges receipt of this Second Lien Amendment No. 5 as the satisfaction of the requirement to give written notice required to the Administrative Agent pursuant to Section 2.12(a) of the Second Lien Credit Agreement.

SECTION 7. Amendment, Modification and Waiver. This Second Lien Amendment No. 5 may not be amended, modified or waived except in accordance with Section 10.01 of the Second Lien Credit Agreement.

SECTION 8. Entire Agreement; Post-Effective Date Obligations. This Second Lien Amendment No. 5, the Second Lien Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Second Lien Amendment No. 5 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Second Lien Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Second Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Second Lien Credit Agreement as amended hereby and that this Second Lien Amendment No. 5 is a Loan Document. The amendment of the Credit Agreement pursuant to this Second Lien Amendment No. 5 and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Second Lien Amendment No. 5 Effective Date. As promptly as practicable, and in any event within the time periods after the Second Lien Amendment No. 5 Effective Date specified in Schedule C hereto or such later date as the Administrative Agent reasonably agrees to in writing, including to reasonably accommodate circumstances unforeseen on the Second Lien Amendment No. 5 Effective Date, deliver the documents or take the actions specified on Schedule C hereto, in each case except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement”.

SECTION 9. GOVERNING LAW. THIS SECOND LIEN AMENDMENT NO. 5 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). THE PROVISIONS OF SECTIONS 10.15 AND 10.16 OF THE SECOND LIEN CREDIT AGREEMENT ARE

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HEREBY INCORPORATED BY REFERENCE INTO THIS SECOND LIEN AMENDMENT NO. 5 AND SHALL APPLY HEREIN MUTATIS MUTANDIS.

SECTION 10. Severability. If any provision of this Second Lien Amendment No. 5 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Second Lien Amendment No. 5 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Counterparts. This Second Lien Amendment No. 5 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Second Lien Amendment No. 5 shall be effective as delivery of an original executed counterpart of this Second Lien Amendment No. 5.

SECTION 12. Headings. The headings of this Second Lien Amendment No. 5 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13. Miscellaneous. The provisions of Sections 10.04, 10.05, 10.08 and 10.22 of the Second Lien Credit Agreement are hereby incorporated by reference into this Second Lien Amendment No. 5 and shall apply herein mutatis mutandis.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 5 as of the date first written above.

[Signature Page to the Second Lien Amendment No. 5]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 5 as of the date first written above.

OWL ROCK CAPITAL CORPORATION, as a 2017-1 Incremental Lender

By:	/s/ Alan Kirshenbaum
Name: Alan Kirshenbaum
Title: Chief Financial Officer

[Signature Page to the Second Lien Amendment No. 5]

OWL ROCK CAPITAL CORPORATION II, as a 2017-1 Incremental Lender

By:	/s/ Alan Kirshenbaum
Name: Alan Kirshenbaum
Title: Chief Financial Officer

[Signature Page to the Second Lien Amendment No. 5]

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative

By:	/s/ Duncan Palmer
Name: Duncan Palmer
Title: Chief Financial Officer

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed by DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Stuart Roberts	/s/ Natalie Marie Craig
Signature of director	Signature of director

Stuart Roberts	Natalie Marie Craig
Name of director (print)	Name of director (print)

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed by DTZ AUS BIDCO PTY LIMITED ACN 169 965 995 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Stuart Roberts	/s/ Natalie Marie Craig
Signature of director	Signature of director

Stuart Roberts	Natalie Marie Craig
Name of director (print)	Name of director (print)

[Signature Page to the Second Lien Amendment No. 5]

DTZ UK GUARANTOR LIMITED, as Holdings

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ AMERICAS, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President and Chief Executive Officer

DTZ SERVICES, LLC

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

CUSHMAN & WAKEFIELD INTERNATIONAL FINANCE SUBSIDIARY, LLC

CUSHMAN & WAKEFIELD INTERNATIONAL, LLC

CUSHMAN & WAKEFIELD OF ASIA, INC.

CUSHMAN & WAKEFIELD OF NORTH AMERICA, INC.

CUSHMAN & WAKEFIELD OF SOUTH AMERICA, LLC

CUSHMAN & WAKEFIELD OF THE AMERICAS, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W FACILITY SERVICES, INC. C&W GOVERNMENT SERVICES INC.

By:	/s/ Paul Bedborough
Name: Paul Bedborough
Title: President

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W SECURE SERVICES INC.

By:	/s/ Roger E. Frischkorn
Name: Roger E. Frischkorn
Title: President, Vice President, Treasurer, and Secretary

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ PARENT, LLC

By:	/s/ Brett White
Name: Brett White
Title: President

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed for:

CUSHMAN & WAKEFIELD PTY LTD ACN 074 196 991

CUSHMAN & WAKEFIELD (QATAR) HOLDINGS PTY LTD ACN 121 037 312

DTZ PROCESS SOLUTIONS PTY LTD ACN 090 608 361

DTZ PROCUREMENT SERVICES PTY LTD ACN 079 452 887

CUSHMAN & WAKEFIELD FM SERVICES PTY LTD ACN 076 203 659

DTZ HR SERVICES PTY LTD ACN 074 593 534

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (ACT) PTY LTD ACN 087 378 569

DTZ REAL ESTATE SERVICES (NSW) PTY LTD ACN 087 378 238

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (VIC) PTY LTD ACN 087 378 381

DTZ REAL ESTATE SERVICES (QLD) ACN 087 378 649

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (TAS) PTY LTD ACN 087 378 452

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (SA) PTY LTD ACN 087 378 694

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (WA) PTY LTD ACN 087 378 327

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (NT) PTY LTD ACN 087 378 523

DTZ AUSTRALIA PTY LTD ACN 106 515 931

DTZ AUSTRALIA (NORTH SHORE PROPERTY MANAGEMENT) PTY LTD ACN 091 211

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DTZ AUSTRALIA (NORTH SHORE AGENCY) PTY LTD ACN 002 972 527

/s/ Vikas Badhan	/s/ Andrew James Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew James Dean
Print Name of Witness	Print Name of Attorney

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed for:

CUSHMAN & WAKEFIELD (VALUATIONS) PTY LTD ACN 090 139 076

CUSHMAN & WAKEFIELD AGENCY (QLD) PTY LTD ACN 121 110 763

DTZ DEBENHAM TIE LEUNG AUSTRALASIA PTY LTD ACN 095 036 874

DTZ AUSTRALIA (LEASING) PTY LTD ACN 097 960 337

CUSHMAN & WAKEFIELD AGENCY (VIC) PTY LTD ACN 069 488 866

/s/ Vikas Badhan	/s/ Andrew James Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew James Dean
Print Name of Witness	Print Name of Attorney

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed for:

CUSHMAN & WAKEFIELD (AUSTRALIA) PTY LTD ACN 125 787 939

CUSHMAN & WAKEFIELD AGENCY (NSW) PTY LTD ACN 126 019 574

CUSHMAN & WAKEFIELD (QLD) PTY LTD ACN 157 927 467

CUSHMAN & WAKEFIELD (VIC) PTY LTD ACN 157 927 476

CUSHMAN & WAKEFIELD HOLDING PTY LTD ACN 127 959 522

/s/ Vikas Badhan	/s/ Andrew James Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew James Dean
Print Name of Witness	Print Name of Attorney

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CASSIDY TURLEY NORTHERN CALIFORNIA, INC. CUSHMAN & WAKEFIELD U.S., INC. CUSHMAN & WAKEFIELD FIDUCIARY, INC. CASSIDY TURLEY CALIFORNIA, INC.

By:	/s/ Joseph Stettinius, Jr.
Name: Joseph Stettinius, Jr.
Title: President and Chief Executive Officer

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD GLOBAL, INC. CASSIDY TURLEY, INC. (MO)

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CASSIDY TURLEY, L.P.

By:	/s/ Joseph Stettinius, Jr.
Name: Joseph Stettinius, Jr.
Title: Chief Executive Officer

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CAPITAL SERVICES, LLC

CUSHMAN & WAKEFIELD OF ARIZONA, INC.

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.

CUSHMAN & WAKEFIELD OF COLORADO, INC.

CUSHMAN & WAKEFIELD OF CONNECTICUT, INC.

CUSHMAN & WAKEFIELD OF DELAWARE, INC.

CUSHMAN & WAKEFIELD OF FLORIDA, INC.

CUSHMAN & WAKEFIELD OF GEORGIA, INC.

CUSHMAN & WAKEFIELD OF ILLINOIS, INC.

CUSHMAN & WAKEFIELD OF LONG ISLAND, INC.

CUSHMAN & WAKEFIELD OF MARYLAND, INC.

CUSHMAN & WAKEFIELD OF MASSACHUSETTS, INC.

CUSHMAN & WAKEFIELD OF MINNESOTA, INC.

CUSHMAN & WAKEFIELD OF NEVADA, INC.

CUSHMAN & WAKEFIELD OF NEW HAMPSHIRE, INC.

CUSHMAN & WAKEFIELD OF NEW JERSEY, INC.

CUSHMAN & WAKEFIELD OF NORTH CAROLINA, INC.

CUSHMAN & WAKEFIELD OF OHIO, INC.

CUSHMAN & WAKEFIELD OF OREGON, INC.

CUSHMAN & WAKEFIELD OF PENNSYLVANIA, INC.

CUSHMAN & WAKEFIELD OF SAN DIEGO, INC.

CUSHMAN & WAKEFIELD OF TEXAS, INC.

CUSHMAN & WAKEFIELD OF VIRGINIA, INC.

CUSHMAN & WAKEFIELD OF WASHINGTON, D.C., INC.

CUSHMAN & WAKEFIELD OF WASHINGTON, INC.

CUSHMAN & WAKEFIELD REALTY OF BROOKLYN, LLC

CUSHMAN & WAKEFIELD REALTY OF MANHATTAN, LLC

CUSHMAN & WAKEFIELD REALTY OF NEW JERSEY, LLC

CUSHMAN & WAKEFIELD REALTY OF QUEENS, LLC

CUSHMAN & WAKEFIELD REALTY OF THE BRONX, LLC

CUSHMAN & WAKEFIELD RETAIL LEASING SERVICES, LLC

CUSHMAN & WAKEFIELD, INC.

By:	/s/ Joseph Stettinius, Jr.
Name: Joseph Stettinius, Jr.
Title: President and Chief Executive Officer

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD GLOBAL SERVICES, INC. CUSHMAN & WAKEFIELD REGIONAL, INC. CUSHMAN & WAKEFIELD WESTERN, INC.

By:	/s/ Lawrence H. Grant
Name: Lawrence H. Grant
Title: Executive Managing Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK HOLDCO LIMITED

DTZ UK BIDCO LIMITED

DTZ UK BIDCO 2 LIMITED

CASPER UK BIDCO LIMITED

CUSHMAN & WAKEFIELD UK HOLDCO (SINGAPORE) LIMITED

CUSHMAN & WAKEFIELD UK EUR HOLDCO LIMITED

CUSHMAN & WAKEFIELD UK USD HOLDCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ WORLDWIDE LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DRONE HOLDINGS (CAYMAN) LTD.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ US NEWCO, INC. DTZ US HOLDCO, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ US HOLDINGS, LLC

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Vice President and Secretary

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W GROUP, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ EUROPE LIMITED

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ CORPORATE FINANCE LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD DEBENHAM TIE LEUNG LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CANTIUM ESTATES LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

HODNETT MARTIN SMITH LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD INTERNATIONAL LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INDIA LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ SERVICES (EUROPE) LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ MANAGEMENT SERVICES LIMITED

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IM (SPFS) LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

D T & C LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INVESTORS LIMITED

By:	/s/ Christopher Cooper
Name: Christopher Cooper
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK NEWCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IRISH FINCO LIMITED

By:	/s/ Brendan Byrne
Name: Brendan Byrne
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD LUXEMBOURG HOLDINGS S.A R.L., a private limited liability company (société à responsabilitè limitée) incorporate under the laws of Luxembourg, having its registered office at 287-289, route d’Arlon and registered with the Luxembourg trade and companies register under number B162.686.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (U.K.) LTD.

CUSHMAN & WAKEFIELD (EMEA) LIMITED

CUSHMAN & WAKEFIELD (U.K.) SERVICES LIMITED

CUSHMAN & WAKEFIELD (WARWICK COURT) LIMITED

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT TRADING LIMITED

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT LIMITED

CUSHMAN & WAKEFIELD GLOBAL HOLDCO LIMITED

CUSHMAN & WAKEFIELD RESIDENTIAL LIMITED

CUSHMAN & WAKEFIELD SITE SERVICES LIMITED

CUSHMAN & WAKEFIELD SPAIN LIMITED

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CORPORATE FINANCE LIMITED

By:	/s/ Neil Kay
Name: Neil Kay
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

SIGNED by CUSHMAN & WAKEFIELD GLOBAL HOLDCO LIMITED, acting in its capacity as general partner for and on behalf of CUSHMAN & WAKEFIELD U.K. LIMITED

PARTNERSHIP

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT HOLDCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFILED OF ASIA HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACILTIES MANAGEMENT TRADING HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD BVI HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD SITE SERVICES HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD OF ASIA LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (BVI), INC.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the Second Lien Amendment No. 5]

Consented and agreed to as of

the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

[Signature Page to the Second Lien Amendment No. 5]

SCHEDULE A

Commitments

2017-1 Incremental Lender	2017-1 Incremental Commitment
Owl Rock Capital Corporation	$196,000,000.00
Owl Rock Capital Corporation II	$4,000,000.00

SCHEDULE B

Collateral Documents

•	English Security Reaffirmation Deed by and among (A) each Loan Party that is organized in England and Wales and (B) DTZ US Holdings LLC, DTZ US Holdco, Inc.,

DTZ Pty Limited, Cushman & Wakefield Luxembourg Holdings S.à r.l., Cushman &

Wakefield, Inc., Cushman & Wakefield of Asia Limited and the Collateral Agent.

•	Singaporean Supplemental Share Charges by and between Drone Holdings (Cayman),

Ltd. and the Collateral Agent in respect of the shares of Cushman & Wakefield Facilities

& Engineering (S) Ltd. (formerly known as DTZ Facilities & Engineering (S) Limited)

and Cushman & Wakefield (S) Pte Ltd.

•	Singaporean Supplemental Share Charge by and between DTZ UK Holdco Limited and the Collateral Agent in respect of the shares of DTZ Drone Singapore Pte. Ltd.

•	Singaporean Supplemental Share Charge by and between DTZ Worldwide Limited and the Collateral Agent in respect of the shares of Cushman & Wakefield Singapore

Holdings Pte Limited.

SCHEDULE C

Post-Closing Obligations

Subject to the Collateral and Guarantee Requirement, Holdings shall, or shall cause the applicable Restricted Subsidiaries (including the Borrowers) to, deliver each item to the

Administrative Agent or take the actions specified below, as applicable, no later than the corresponding due date for such delivery or action specified below (or such later date as the

Administrative Agent reasonably agrees to in writing):

(i)	Within 10 Business Days of the Second Lien Amendment No. 5 Effective Date, the
Administrative	Agent shall have received:

(a)	the Singaporean Supplemental Debenture by and between DTZ Drone Singapore
Pte. Ltd. and the Collateral Agent;

(b)	the Singaporean Supplemental Debenture by and between Cushman & Wakefield
(S) Pte Ltd, Cushman & Wakefield Singapore Holdings Pte Limited, Cushman &
Wakefield VHS Pte. Ltd. and the Collateral Agent;

(c)	the Singaporean Supplemental Share Charge by and between Cushman &
Wakefield (S) Pte Ltd and the Collateral Agent in respect of shares of Cushman &
Wakefield VHS Pte. Ltd.;

(d)	a duly executed joinder to the Second Lien Amendment No. 5 by DTZ Drone
Singapore Pte. Ltd., Cushman & Wakefield (S) Pte Ltd, Cushman & Wakefield
Singapore Holdings Pte Limited and Cushman & Wakefield VHS Pte. Ltd.
reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the Obligations;

(e)	a customary legal opinion from Allen & Gledhill LLP, Singapore counsel to the
Secured Parties;

(f)	evidence reasonably satisfactory to the Administrative Agent that Cassidy Turley
Northern California, Inc. is in good standing in its state of organization; and

(g)	evidence reasonably satisfactory to the Administrative Agent that Cushman &
Wakefield of Maryland, Inc. is in good standing in its state of organization.

(ii)	Within 20 Business Days of the Second Lien Amendment No. 5 Effective Date, the
Administrative Agent shall have received, subject to the Guarantee and Security
Principles, copies of a recent Lien and judgment search to the extent customary in the applicable jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties.

(iii)	Within 90 days of the Second Lien Amendment No. 5 Effective Date, each Singapore
Whitewash Loan Party shall have executed and/or delivered to the Administrative Agent:

1

(a)	either:

1.	a duly executed Singapore Whitewash Certificate (as defined below) (in form and substance reasonably satisfactory to the Administrative
Agent) by each such Singapore Whitewash Loan Party (for the purpose of this subclause (1), “Singapore Whitewash Certificate” means a certificate pursuant to Section 76A(6) of the Singapore Companies Act certifying compliance with the procedures set out in Section 76 of the
Singapore Companies Act for permitting the financial assistance constituted by any Loan Document to which such entity is a party); or

2.	the respective certificates of conversion (public company to private company) issued by the Accounting and Corporate Regulatory
Authority of Singapore confirming the conversion of each of Cushman
& Wakefield Facilities & Engineering (S) Ltd. (formerly known as
DTZ Facilities & Engineering (S) Limited) and E2E Asset Management
Co. Ltd. to a private company;

(b)	a duly executed Singaporean Supplemental Debenture by and between the
Singaporean Whitewash Loan Parties and the Collateral Agent;

(c)	a duly executed joinder to the Second Lien Amendment No. 5 by the Singaporean
Whitewash Loan Parties, reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the
Obligations;

(d)	Cushman & Wakefield Facilities & Engineering (S) Ltd. (formerly known as DTZ
Facilities & Engineering (S) Limited) shall have delivered a duly executed
Singaporean Supplemental Share Charge in respect of the shares of DTZ Asia Pte.
Ltd, DTZ Investments Pte. Ltd., DTZ Technologies Pte. Ltd., Cushman &
Wakefield Operations Pte. Ltd. (formerly known as DTZ Operations Pte. Ltd.),
E2E Asset Management Co. Ltd., and PREMAS Valuers & Property Consultants
Pte. Ltd.; and

(e)	Cushman & Wakefield Operations Pte. Ltd. (formerly known as DTZ Operations
Pte. Ltd.) shall have delivered a duly executed Singaporean Supplemental Share
Charge in respect of the shares of Cushman & Wakefield Township Pte. Ltd.
(formerly known as DTZ Township Pte. Ltd.), ESMACO Valuers & Property
Agents Pte Ltd, LandArt Pte Ltd and RESMA Property Services Pte Ltd.

(iv)	Within 60 days of the Second Lien Amendment No. 5 Effective Date, the Administrative
Agent shall have received:

(a)	a duly executed joinder to the Second Lien Amendment No. 5 by Cushman &
Wakefield Industrial Dutch Holdings B.V. and DTZ Dutch Holdings B.V.
reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the Obligations;

2

(b)	the Dutch Notarial Third Ranking Deed of Pledge, by and among Cushman &
Wakefield Industrial Dutch Holdings B.V., Cushman & Wakefield, Inc.,
Cushman & Wakefield of South America, LLC, and the Collateral Agent;

(c)	the Dutch Notarial Fourth Ranking Deed of Pledge, by and among DTZ Dutch
Holdings B.V., DTZ Worldwide Limited, and the Collateral Agent; and

(d)	a customary legal opinion from Freshfields Bruckhaus Deringer LLP, Netherlands counsel to certain of the Loan Parties as to certain matters of Dutch law in relation to the documents referred to above under paragraphs (a) through (c) (inclusive).

For purposes of this post-closing obligations schedule:

“Singapore Whitewash Loan Parties” means DTZ Technologies Pte. Ltd., DTZ

Investments Pte. Ltd., DTZ Asia Pte. Ltd., PREMAS Valuers & Property Consultants Pte. Ltd.,

Cushman & Wakefield Operations Pte. Ltd. (formerly known as DTZ Operations Pte. Ltd.), E2E

Asset Management Co. Ltd., Cushman & Wakefield Township Pte. Ltd. (formerly known as

DTZ Township Pte. Ltd.), ESMACO Valuers & Property Agents Pte Ltd, LandArt Pte Ltd,

RESMA Property Services Pte Ltd, and Cushman & Wakefield Facilities & Engineering (S) Ltd.

(formerly known as DTZ Facilities & Engineering (S) Limited), provided that the guaranty of such entities has not been released in accordance with the Credit Agreement.

3

EXHIBIT A

FORM OF

OFFICER’S CERTIFICATE

DTZ U.S. Borrower, LLC

May 19, 2017

Pursuant to that certain Second Lien Amendment No. 5, dated as of the date hereof (the

“Second Lien Amendment No. 5”), by and among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412

(“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S.

Borrower” or the “Borrower Representative”), DTZ AUS Holdco Pty Limited ACN 602 106

936, a proprietary company limited by shares incorporated under the laws of Australia (the

“Australian Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the 2017-1 Incremental Lenders and Bank of America, N.A.

as Administrative Agent, to the Syndicated Facility Agreement (Second Lien), dated as of

November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent (as amended,

amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “Second Lien Credit Agreement”), with capitalized terms used herein and not otherwise defined having the meaning ascribed to them in the Second Lien Credit Agreement,

the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible

Officer of the Borrower Representative, and not individually, as follows:

(a)	the representations and warranties of the Loan Parties contained in the Loan
Documents are true and correct in all material respects on and as of the
Second Lien Amendment No. 5 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect”
or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b)	no Default exists, or would result from the incurrence of the 2017-1
Incremental Loans or from the application of the proceeds therefrom.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, I have signed this Officer’s Certificate as of the first date set forth above.

Very truly yours,

DTZ U.S. BORROWER, LLC, in its capacity as the Borrower Representative

By:
Name:
Title:

EXHIBIT B

FORM OF SOLVENCY CERTIFICATE

SOLVENCY CERTIFICATE

of

HOLDINGS

AND ITS SUBSIDIARIES

May 19, 2017

Pursuant to that certain Second Lien Amendment No. 5, dated as of the date hereof (the

“Second Lien Amendment No. 5”), by and among Holdings, the Borrowers, each of the other

Loan Parties party thereto, the 2017-1 Incremental Lenders and Bank of America, N.A., as

Administrative Agent, to the Syndicated Facility Agreement (Second Lien), dated as of

November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent (as amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time,

the “Second Lien Credit Agreement”), the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible Officer of the Borrower Representative, and not

individually, as follows:

As of the date hereof, after giving effect to the Borrowing of the 2017-1

Incremental Loans (as defined in Second Lien Amendment No. 5) and to the application of the proceeds of such Loans:

a.	The fair value of the assets of Holdings and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

b.	The present fair saleable value of the property of Holdings and its
Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.	Holdings and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured;

d.	Holdings and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital; and

B-1

e.	Each Loan Party incorporated in Australia is solvent for the purposes of the
Australian	Corporations Act 2001 (Cth).

For the purposes of making the certifications set forth in this solvency certificate (this

“Certificate”), it is assumed the indebtedness and other obligations incurred under the First Lien

Credit Agreement and the Second Lien Credit Agreement will come due at their respective maturities. For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the First Lien Credit Agreement and the Second Lien Credit

Agreement, as applicable.

The undersigned is familiar with the business and financial position of Holdings and its subsidiaries. In reaching the conclusions set forth in this Certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by Holdings and its subsidiaries after borrowing of the 2017-1 Incremental Loans.

B-2

IN WITNESS WHEREOF, the undersigned has executed this Certificate in such undersigned’s capacity as Vice President and Treasurer, on behalf of the Holdings, and not individually, as of the date first stated above.

By:
Name:
Title

B-3